UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2006
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Citigroup Inc.
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(Exact name of registrant as specified in its charter)

                                     Delaware                               1-9924                              52-1568099
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                                  (State or other                        (Commission                       (IRS Employer
                                   jurisdiction of                         File Number)                     Identification No.)
                                   incorporation)

399 Park Avenue, New York, New York 10043
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(Address of principal executive offices) (Zip Code)

(212) 559-1000
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(Registrant's telephone number, including area code)

                                        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                                        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                                        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                                        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                                        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
Current Report on Form 8-K
              Item 8.01 Other Events.

            Notices filed pursuant to Rule 135c under the Securities Act of 1933 relating to issuances by Citigroup Inc. in 2004 made pursuant to Regulation S under the Securities Act of 1933.

              Item 9.01 Financial Statements and Exhibits.

       (c) Exhibits.

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s AUD 700,000,000 5.75% notes due February 2007.
99.2	Rule 135c Notice relating to Citigroup’s AUD 750,000,000 6.000% notes due February 2009.
99.3	Rule 135c Notice relating to Citigroup’s CHF 450,000,000 1.50% notes due April 2008.
99.4	Rule 135c Notice relating to Citigroup’s CHF 650,000,000 3.00% notes due December 2014.
99.5	Rule 135c Notice relating to Citigroup’s EUR 1,000,000,000 floating rate notes due June 2011.
99.6	Rule 135c Notice relating to Citigroup’s EUR 2,500,000,000 5.00% notes due August 2019.
99.7	Rule 135c Notice relating to Citigroup’s EUR 600,000,000 floating rate notes due July 2009.
99.8	Rule 135c Notice relating to Citigroup’s GBP 400,000,000 5.857% subordinated notes due July 2024.
99.9	Rule 135c Notice relating to Citigroup’s GBP 700,000,000 floating rate notes due March 2009.
99.10	Rule 135c Notice relating to Citigroup’s SGD 230,000,000 3.83% notes due March 2014.

SIGNATURE

                              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 Dated: August 1, 2006
                                                                                                                      CITIGROUP INC.

                                        By: /s/ Michael J. Tarpley
                                   Name:     Michael J. Tarpley
                                     Title:     Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s AUD 700,000,000 5.75% notes due February 2007.
99.2	Rule 135c Notice relating to Citigroup’s AUD 750,000,000 6.000% notes due February 2009.
99.3	Rule 135c Notice relating to Citigroup’s CHF 450,000,000 1.50% notes due April 2008.
99.4	Rule 135c Notice relating to Citigroup’s CHF 650,000,000 3.00% notes due December 2014.
99.5	Rule 135c Notice relating to Citigroup’s EUR 1,000,000,000 floating rate notes due June 2011.
99.6	Rule 135c Notice relating to Citigroup’s EUR 2,500,000,000 5.00% notes due August 2019.
99.7	Rule 135c Notice relating to Citigroup’s EUR 600,000,000 floating rate notes due July 2009.
99.8	Rule 135c Notice relating to Citigroup’s GBP 400,000,000 5.857% subordinated notes due July 2024.
99.9	Rule 135c Notice relating to Citigroup’s GBP 700,000,000 floating rate notes due March 2009.
99.10	Rule 135c Notice relating to Citigroup’s SGD 230,000,000 3.83% notes due March 2014.